Exhibit 10.18

WAIVER AND AMENDMENT NO. 8 TO SALE AND SERVICING AGREEMENT

(VFCC Transaction with Ares Capital CP Funding LLC)

THIS WAIVER AND AMENDMENT NO. 8 TO THE SALE AND SERVICING AGREEMENT, dated as of August 6, 2007 (this “Amendment”), is entered into in connection with that certain Sale and Servicing Agreement, dated as of November 3, 2004 (as amended, modified, waived, supplemented or restated through the date hereof, the “Sale and Servicing Agreement”), by and among Ares Capital CP Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), Ares Capital Corporation, as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”) and as the Purchaser Agent with respect to Variable Funding Capital Company LLC (f/k/a Variable Funding Capital Corporation), as Conduit Purchaser (together with its successors and assigns in such capacity, the “VFCC Agent”), U.S. Bank National Association, as the trustee (together with its successors and assigns in such capacities, the “Trustee”), and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services) as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

R E C I T A L S

WHEREAS, the above-named parties have entered into the Sale and Servicing Agreement, and, pursuant to and in accordance with Section 13.1 thereof, the parties hereto desire to provide for a one time waiver of certain provisions of the Sale and Servicing Agreement and amend the Sale and Servicing Agreement, in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recital, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.         AMENDMENTS.

(a)           The definition of “Hedge Amount” set forth in Section 1.1 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

““Hedge Amount”:  On any day that (a) the Weighted Average Coupon is less than LIBOR Rate plus 5.0%, the Hedge Amount shall be an amount as determined by the Administrative Agent in its sole discretion and (b) the Weighted Average Coupon is greater than or equal to the LIBOR Rate plus 5.0%, the Hedge Amount shall be $0.  The Hedge Amount for Floating Rate Loans is $0.”

(b)           The following definition shall be added in the appropriate alphabetical order to Section 1.1 of the Sale and Servicing Agreement:

““Weighted Average Coupon”:  As of any Determination Date, a fraction (expressed as a percentage and rounded up to the next 0.001%), (a) the numerator of which is the sum of the products determined by multiplying the Outstanding Loan Balance of each Fixed Rate Loan (excluding Charged-Off Loans and Delinquent Loans) in the Collateral as of such Determination Date by the interest rate payable by the Obligor thereof, and (b) the denominator of which is the sum of the Outstanding Loan Balances of all Fixed Rate Loans (excluding Charged-Off Loans and Delinquent Loans) in the Collateral as of such Determination Date; provided that for purposes of this definition: (i) no contingent payment of interest will be included in such calculation; and (ii) any stated coupon shall exclude any portion of the interest that is currently being deferred.”

Pursuant to Section 8.6(h) of the Sale and Servicing Agreement, the Administrative Agent hereby directs the Trustee to enter into this Amendment.

SECTION 2.         WAIVER.

Each of the undersigned parties hereby waives any and all defaults under the Sale and Servicing Agreement (including Section 10.1(n) of the Sale and Servicing Agreement), Unmatured Termination Events or Termination Events which are or may be, immediately or with the passage of time, a result of or occasioned solely by, for each date from and including June 30, 2007 to and including the effective date of this Amendment, the occurrence of the aggregate Hedge Notional Amount in effect for such date under all Hedge Transactions being less than the Hedge Amount on such date.

SECTION 3.         AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically waived and amended hereby, all provisions of the Sale and Servicing Agreement are hereby ratified and shall remain in full force and effect.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement other than as expressly set forth herein, and shall not constitute a novation of the Sale and Servicing Agreement.

SECTION 4.         REPRESENTATIONS.

Each of the Borrower and the Servicer represent and warrant as of the date of this Amendment as follows:

(i)            it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

 (ii)          the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)          no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv)          this Amendment has been duly executed and delivered by it;

(v)           this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi)          it is not in default under the Sale and Servicing Agreement, as amended hereby; and

(vii)         upon giving effect to this Amendment, there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 5.         CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of executed signature pages by all parties hereto to the Administrative Agent.

SECTION 6.         MISCELLANEOUS.

(a)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)           This Amendment may not be amended or otherwise modified except as provided in the Sale and Servicing Agreement.

(d)           The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment or the Sale and Servicing Agreement.

(e)           Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)            This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.  There are no unwritten oral agreements between the parties.

(g)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONDUIT PURCHASER:	VARIABLE FUNDING CAPITAL COMPANY LLC (f/k/a Variable Funding Capital Corporation)

	By:	Wachovia Capital Markets, LLC, as attorney-in-fact

	By:	/s/ Douglas R. Wilson
Name: Douglas R. Wilson
Title: Director

THE ADMINISTRATIVE AGENT AND THE VFCC AGENT:	WACHOVIA CAPITAL MARKETS, LLC

	By:	/s/ David Shutley
Name: David Shutley
Title: Director

THE BORROWER:	ARES CAPITAL CP FUNDING LLC

	By:	/s/ Richard S. Davis
Name: Richard S. Davis
Title: Chief Financial Officer

THE ORIGINATOR AND THE SERVICER:	ARES CAPITAL CORPORATION

	By:	/s/ Richard S. Davis
Name: Richard S. Davis
Title: Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:	/s/ Dawn M. Zanotti
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Acknowledged and Agreed to as of the date first written above:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Hedge Counterparty

By:	/s/ Kim V. Farr
Name: Kim V. Farr
Title: Director